EXHIBIT 24.1


                                POWER OF ATTORNEY

         I am a director or officer of Recovery Engineering, Inc. and do hereby constitute and appoint Brian F. Sullivan and Charles F. Karpinske, and each of them singly, my true and lawful attorneys and agents, to do any and all things and acts in my name in the capacities indicated below and to execute any and all instruments for me and in my name in the capacities indicated below which said Brian F. Sullivan or Charles F. Karpinske, or either of them, may deem necessary or advisable to enable Recovery Engineering, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-8 relating to the offering of Common Stock pursuant to the Recovery Engineering, Inc. 1993 Director Stock Option Plan, as amended, including specifically, but not limited to, power and authority to sign for me in my name in the capacities indicated below the Registration Statement and any and all amendments (including post-effective amendments) thereto; and I hereby ratify and confirm all that Brian F. Sullivan and Charles F. Karpinske, or either of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have signed this Power of Attorney on the date set forth below.


SIGNATURE                    TITLE                                DATE

/s/ Brian F. Sullivan        President, Chief Executive Officer   April 29, 1999
--------------------------   and Director (Principal Executive
Brian F. Sullivan            Officer)


/s/ Charles F. Karpinske     Chief Financial Officer (Principal   April 29, 1999
--------------------------   Financial Officer and Principal
Charles F. Karpinske         Accounting Officer)


/s/ Robert R. Gheewalla      Director                             April 29, 1999
--------------------------
Robert R. Gheewalla


/s/ John E. Gherty           Director                             April 29, 1999
--------------------------
John E. Gherty


/s/ Sanjay H. Patel          Director                             April 29, 1999
--------------------------
Sanjay H. Patel


/s/ William D. Thompson      Director                             April 29, 1999
--------------------------
William D. Thompson


/s/ William F. Wanner, Jr.   Director                             May 12, 1999
--------------------------
William F. Wanner, Jr.


/s/ Richard J. Zeckhauser    Director                             April 29, 1999
--------------------------
Richard J. Zeckhauser